SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) August 5, 1999.

                        CONTINENTAL HERITAGE CORPORATION
               (Exact name of Registrant as Specified in Charter)

                Delaware                  0-7633      75-1449332
           (State or other jurisdiction)  (Commission   (IRS Employer
         of incorporation                  File Number)   Identification No.)

          7674 W. Lake Mead Blvd., Suite 150, Las Vegas, Nevada  89117
           (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code     (702) 307-2010



Item 5. Other Events


 On August 5, 1999, Continental Heritage Corporation (the "Company") held a Special Meeting of Shareholders at the offices of the Company, 7674 W. Lake Mead Blvd., Suite 150, Las Vegas, Nevada 89128. In that respect, the following actions were taken:

Proposal 1: Amendment to the Certificate of Incorporation of the Company changing the Company's name to VisionQuest Worldwide Holdings Corporation: By affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment to the Certificate of Incorporation changing the Company's name, was approved and ratified.

Proposal 2: Amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock, par value $0.10 per share, from 10,000,000 shares to 150,000,000, par value $0.001 per share. By affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment to the Certificate of Incorporation increasing the number of Common Stock from 10,000,000 shares to 150,000,000 and changing the par value from $0.10 per share to $0.001 per share, was approved and ratified.


Exhibits

 3.1 Certificate of Amendment to Certificate of Incorporation.


                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Continental Heritage Corporation
                                             (Registrant)


Date: August 11, 1999.                  By:  /s/ Steve Gould
                                              Steve Gould
                                              President and Principal Officer
                                              Executive Officer

                                  EXHIBIT 3.1


                            CERTIFICATE OF AMENDMENT

                        OF CERTIFICATE OF INCORPORATION




   Continental Heritage Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.


DOES HEREBY CERTIFY:

FIRST:  The name of the corporation (hereinafter called the "Corporation") is

                       CONTINENTAL HERITAGE CORPORATION.

 SECOND: That at a meeting of the Board of Directors of Continental Heritage Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

 RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

The name of the Corporation is VisionQuest Worldwide Holdings Corporation


 and further

 RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FOURTH A General Authorization" so that, as amended, said Article shall be and read as follows:

 The authorized capital of the Corporation shall be One Million One Hundred Fifty Thousand ($1,150,000) Dollars. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Fifty-Two Million (152,000,000) shares consisting of:

 (1) One Hundred Fifty million (150,000,000) shares of Common Stock, par value $0.001 per share; and

 (2) Two million (2,000,000) shares of Preferred Stock, par value $0.50 per share.

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Continental Heritage Corporation has caused this certificate to be signed this 5th day of August, 1999.

                                         Continental Heritage Corporation


                                          By: /s/Steve Gould
                                               Steve Gould, President


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